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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 22, 2002


                           SIRIUS SATELLITE RADIO INC.
               (Exact Name of Registrant as Specified in Charter)



          Delaware                           0-24710                   52-1700207
(State or other Jurisdiction        (Commission File Number)        (I.R.S. Employer
      of Incorporation)                                            Identification No.)


  1221 Avenue of the Americas, 36th Fl., New York, NY                   10020
       (Address of Principal Executive Offices)                        (Zip Code)
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       Registrant's telephone number, including area code: (212) 584-5100





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Item 5.  Other Events.

         On October 22, 2002, our board of directors extended the expiration date of the rights issued under the Rights Agreement between The Bank of New
York and ourselves from October 22, 2002 to May 1, 2003. A copy of the Amendment to the Rights Agreement, dated as of October 22, 2002, between The Bank of New
York and ourselves is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits.

         The Exhibit Index attached hereto is incorporated herein.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    SIRIUS SATELLITE RADIO INC.



                                    By: /s/ Patrick L. Donnelly
                                       ----------------------------------------
                                       Patrick L. Donnelly
                                       Executive Vice President, General
                                       Counsel and Secretary


Dated:  October 24, 2002

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                                  EXHIBIT INDEX


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
      Exhibit                             Description of Exhibit
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
        99.1      Amendment, dated as of October 22, 2002, to Rights Agreement between Sirius Satellite Radio Inc. and The Bank of New York.

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